Intangible Assets	9 Months Ended
Sep. 30, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets

Note 4: Intangible Assets

The Company’s IPR&D and goodwill are tested for impairment at least annually, or more frequently if impairment indicators are present. The Company performed qualitative assessments to determine whether it was more likely than not that the assets were impaired in order to determine the necessity of performing a quantitative impairment test, under which management would calculate the asset’s fair value. When performing the qualitative assessments, the Company evaluated events and circumstances that would affect the significant inputs used to determine the fair value of the assets.

During the three and nine months ended September 30, 2025, we recorded an impairment charge of $5.18 million related to the Company’s PHP 303 asset due to reprioritization of resources to our ADC platform, no further development plans and inability to find a collaborative partner to date for this program.

The following table presents information about the Company’s IPR&D assets:

	September 30, 2025
(In thousands)	Gross Carrying Amount	Cumulative Impairment Charge	Net Book Value
AKTX-101	$34,000	$—	$34,000
PHP-303	5,180	5,180	—
Total other intangible assets	$39,180	$5,180	$34,000

	December 31, 2024
(In thousands)	Gross Carrying Amount	Cumulative Impairment Charge	Net Book Value
AKTX-101	$34,000	$—	$34,000
PHP-303	5,180	—	5,180
Total other intangible assets	$39,180	$—	$39,180

There were no changes in the carrying value of goodwill during the three and nine months ended September 30, 2025.